SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 19, 2002

SALIX PHARMACEUTICALS, LTD.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-23265	94-3267443
(Commission file Number)	(IRS Employer ID Number)

8540 Colonnade Center Drive, Suite 501, Raleigh, North Carolina 27615
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 862-1000

Item 5.    Other Events and Regulation FD Disclosure

Salix Pharmaceuticals, Ltd. issued a press release on December 19, 2002, announcing that Dr. Allen Mangel, Vice President, Research and Development, has resigned from the Company effective January 1, 2003 to pursue other interests. A copy of this press release is attached as an exhibit.

Item 7.    Financial Statements and Exhibits

(c) Exhibits

99.1    Press Release dated December 19, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALIX PHARMACEUTICALS, LTD.
Date: December 19, 2002	By: /s/ Adam C. Derbyshire
Adam C. Derbyshire
Vice President and Chief Financial Officer